SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENT
On January 26, 2014 we entered into a definitive agreement to acquire all the shares of In Motion Technology ("In Motion") for $21 million. The acquisition is expected to close in early March 2014 and is subject to certain post-closing adjustments. In Motion is a leader in mobile enterprise networks that provide customers with fleets in mission critical environments with a secure, managed end-to-end communications system. In Motion's solutions are used by public safety, transit and utility fleets across the US and Canada. This acquisition further strengthens our leadership position in M2M and will broaden our Enterprise Solutions segment product portfolio.